International Fund Summary	Ticker: LLINX

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. The Fund’s Prospectus and Statement of Additional Information (SAI), each dated May 1, 2012, as supplemented December 27, 2012 are incorporated by reference into this Summary Prospectus. You can find the Fund’s Prospectus, SAI, shareholder reports, and other information about the Fund online at www.longleafpartners.com/mutual_ fund_documents/prospectus. You can also get this information free by calling (800) 445-9469 or by sending an e-mail request to Longleaf@SEasset.com.

Investment Objective and Policy

Longleaf Partners International Fund seeks long-term capital growth. The Fund seeks to achieve this objective by investing primarily in a limited number of international or non-U.S. companies we believe to be significantly undervalued. Current income is not an objective.

Fees and Expenses

The following table shows the fees and expenses you may pay to buy and hold shares of the International Fund.

Transaction Fees and Expenses
(sales charges or loads) (fees paid directly from your investment)	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	1.18%

12b-1 Fees	None

Other Expenses	0.19

Total Annual Fund Operating Expenses	1.37%

Example of Fund Expenses. This example helps compare the cost of investing in the International Fund with other mutual funds. The table shows what you would pay in expenses over time, whether or not you sold your shares at the end of each period. The example assumes a $10,000 investment, a 5% total return each year, and no changes in expenses. Your actual costs may be higher or lower than those shown.

One Year	Three Years	Five Years	Ten Years
$139	$434	$750	$1,646

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 48.87% of the average value of its portfolio.

Principal Investment Strategy

The Fund seeks superior long-term performance by acquiring equity securities that we believe meet our qualitative and quantitative criteria:

•	Good businesses that are understandable, financially sound, competitively entrenched, and will generate growing free cash flow;

•	Good management partners who are capable operators, responsible capital allocators, trustworthy, and shareholder-oriented; and

•

Good price that is typically 60% or less of our conservative appraisal determined through fundamental financial analysis using disciplines we’ve applied over 37 years. We believe purchasing equities at prices substantially less than their intrinsic worth will protect capital from significant permanent loss and provide the opportunity for substantial appreciation if the market recognizes the company’s value.

We sell securities when they approach our appraisals, when we perceive a change in company

Longleaf Partners International Fund

International Fund Summary

fundamentals, a decline in attractiveness relative to other issues, or if the original reasons for purchase materially change.

The International Fund normally invests at least 65% of total assets in the equity securities of international issuers, which could include emerging market issuers, and may achieve its exposure to non-U.S. securities through investing in American depositary receipts (ADRs). The Fund primarily owns common stock or securities convertible into common stock but may purchase other types of securities as long as the investment meets our criteria. The Fund may purchase and sell (write) put and call options, futures contracts and options on futures contracts, swaps and other similar instruments and may engage in short sales. Although the Fund reserves the right to invest in derivatives of any kind when Southeastern believes it would benefit the Fund, during the last fiscal year it employed forward currency agreements for the purpose of managing its exposure to currency risk.

The Fund is “non-diversified,” which means that it may invest a significant portion of its assets in a relatively small number of issuers, and generally invests in 15 to 25 companies.

Definition of Non-U.S.  ■  A company will generally be considered non-U.S. if headquartered outside the United States or if at least 50% of its assets are outside the U.S. or 50% of its gross income is from non-U.S. sources.

Principal Investment Risks

The following are summaries of the principal risks of investing in the Fund. For additional risk information that you should consider, see Risks of Investing in the Fund’s statutory prospectus.

Stock Market Risk  ■  Equity prices fluctuate in response to actual or perceived developments at individual companies, within particular industries or sectors, or general economic conditions. If the Fund’s price declines and you redeem your shares, you could lose money.

Investment Selection Risk  ■  Investments might not reach what we believe are their true values either because the market fails to recognize the value or because we misjudged it.

Corporate Ownership Risks  ■  As partial owners of companies, we face a number of risks inherent in owning a business, such as operational, financial and regulatory risk. If businesses we own in the Funds do not successfully address these risks, their business values and stock prices may decline and negatively impact your Fund shares.

Non-Diversification Risk  ■  Because the Fund is non-diversified under federal securities laws and generally invests in 15 to 25 companies, each holding will have a greater impact on the Fund’s total return, and share value could fluctuate more than if a greater number of securities were held.

Non-U.S. Investment Risks  ■  Non-U.S. investment risks can include political and economic changes, non-U.S. withholding taxes, exchange controls, confiscation, non-U.S. governmental restrictions, differences in accounting and auditing standards, more limited availability of public information and market illiquidity.

In addition, non-U.S. securities are generally denominated and traded in non-U.S. currencies, and the Fund may invest in derivative instruments that provide exposure to non-U.S. currencies. The exchange rates between currencies can fluctuate daily. As a result, the values of a Fund’s non-U.S. securities may be affected by changes in exchange rates between non-U.S. currencies and the U.S. dollar, as well as between currencies of countries other than the U.S. In some cases, the Fund may try to hedge to reduce the impact of currency exchange fluctuation, but does not intend to do so routinely. As a result, the Fund’s price will be more susceptible to currency fluctuations.

Non-U.S. investment risks may be more pronounced in emerging markets.

Focused Investment Risks  ■  The Fund does not limit the percentage of assets invested in any particular geographic region or country. Accordingly, there may be periods when the Fund has significant exposure to a particular region or country, so that negative events occurring in that area would have a greater adverse impact on performance than they would on more geographically diversified funds.

Derivatives Risks  ■  The Fund’s use of derivative instruments involves risks different from, and possibly greater than, the risks associated with investing directly in securities, currencies and other traditional investments. To the extent it invests in derivative instruments, the Fund could lose more than the principal amount invested, and the use of certain derivatives may subject the Fund to the potential for unlimited loss. A derivative investment may not perform as we expect, may become illiquid and may result in loss if the Fund’s counterparty is unable or unwilling to meet its obligations. Derivatives also involve the risk of mispricing or improper valuation, the risk of ambiguous documentation, and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. In addition, the use of derivatives may increase or accelerate the amount of taxes payable by shareholders.

Longleaf Partners International Fund

Performance

The bar chart and performance table illustrate the variability of returns and provide some indication of the risks of investing by showing the changes in performance from year to year, as well as how the Fund’s average annual returns for the 1, 5 and 10 years compare with a broad-based securities market index. Past performance (before and after taxes) does not indicate how the Fund will perform in the future. Free updated performance information can be obtained at longleafpartners.com or (800) 445-9469.

Past Fund Performance Total Return (%)

Average Annual Total Returns at December 31, 2011

	One Year	Five Years	Ten Years
Longleaf Partners International Fund (net of fees and expenses)

Return Before Taxes	(20.29)%	(4.91)%	2.95%

Return After Taxes* on Distributions	(20.90)	(5.67)	2.33

Return After Taxes* on Distributions and Sale of Fund Shares	(13.03)	(4.18)	2.49

Comparative Index (reflects no deductions for fees or expenses)

EAFE Index (Net of Dividend Tax Withholding)	(12.14)	(4.72)	4.67

* After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

Longleaf Partners International Fund

International Fund Summary

Management

Southeastern Asset Management, Inc. (“Southeastern”) is the Fund’s investment adviser. The following serve as portfolio managers:

O. Mason Hawkins  ■  Chairman and Chief Executive Officer of Southeastern. Fund manager since 1998.

G. Staley Cates  ■  President and Chief Investment Officer of Southeastern. Fund manager since 1998.

T. Scott Cobb  ■  Head of Europe and Principal of Southeastern. Fund manager since 2010.

Ken I. Siazon  ■  Principal of Southeastern. Fund manager since 2010.

Purchase and Sale of Fund Shares

Minimum investment

•	$10,000 initial purchase

•	No minimum for additional purchases

Shares of the Fund may be purchased or redeemed any day the New York Stock Exchange is open.

Regular mail instructions:

P.O. Box 9694

Providence, RI 02940-9694

Overnight mail:

4400 Computer Drive

Westborough, MA 01581

Telephone requests:

(800) 445-9469

Wire transfers also accepted.

Tax Information

The Fund intends to make distributions that may be taxable as ordinary income or capital gains.

Payments to Broker-Dealers and other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its investment adviser may pay the intermediary a fee to compensate for the services it provides, which may include performing sub-accounting and sub-transfer agent services, delivering Fund documents to shareholders and related services. These payments may create a conflict of interest by influencing the financial intermediary to make available or recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.